                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-15813

    PROSPECTUS
    MARCH 3, 1997

    Dean Witter Market Leader Trust (the "Fund") is an open-end, diversified management investment company whose investment objective is long-term growth of capital. The Fund seeks to meet its investment objective by investing primarily in equity securities issued by companies that are established leaders in their respective fields in growing industries in domestic and foreign markets. (See "Risk Considerations and Investment Practices.")

    Initial Offering--Shares are being offered in an underwriting by Dean Witter Distributors Inc. at $10.00 per share with all proceeds going to the Fund. All expenses in connection with the organization of the Fund and this offering will be paid by the Investment Manager and Underwriter except for a maximum of $200,000 of organizational expenses to be reimbursed by the Fund. The initial offering will run from approximately March 24, 1997 through April 23, 1997.

    Continuous Offering--A continuous offering will commence approximately two weeks after the closing date of the initial offering which is anticipated for May 12, 1997. Shares of the Fund will be priced at the net asset value per share next determined following receipt of an order.

    Redemptions and/or repurchases of shares purchased in either the initial offering or the continuous offering are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. (See "Redemptions and Repurchases--Contingent Deferred Sales Charge.") In addition, the Fund pays the Distributor a Rule 12b-1 distribution fee pursuant to a Plan of Distribution at the annual rate of 1.0% of the average daily net assets of the Fund. See "Purchase of Fund Shares--Plan of Distribution."

    Dean Witter Market Leader Trust
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

                               TABLE OF CONTENTS

Prospectus Summary ....................................................      2
Summary of Fund Expenses ..............................................      3
The Fund and its Management ...........................................      4
Investment Objective and Policies .....................................      5
 Risk Considerations and Investment
  Practices ...........................................................      7
Investment Restrictions ...............................................     13
Underwriting ..........................................................     13
Purchase of Fund Shares--
 Continuous Offering ..................................................     14
Shareholder Services ..................................................     16
Redemptions and Repurchases ...........................................     18
Dividends, Distributions and Taxes ....................................     21
Performance Information ...............................................     21
Additional Information ................................................     22

    This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated March 3, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                             Dean Witter Distributors Inc.,
                                             Distributor

PROSPECTUS SUMMARY
-------------------------------------------------------------------------------
The Fund         The Fund is organized as a Trust, commonly known as a
                 Massachusetts business trust, and is an open-end, diversified management investment company. The Fund invests primarily in equity securities issued by companies that are established leaders in their respective fields in growing industries in domestic and foreign markets.
-------------------------------------------------------------------------------
Shares Offered   Shares of beneficial interest with $0.01 par value (see page
                 22).
-------------------------------------------------------------------------------
Initial          Shares are being offered in an underwriting by Dean Witter
Offering         Distributors Inc. at $10.00 per share. The minimum purchase is
                 100 shares ($1,000). Shares redeemed within six years of
                 purchase are subject to a contingent deferred sales charge under most circumstances. The initial offering will run
                 approximately from March 24, 1997 through April 23, 1997. The closing will take place on April 28, 1997 or such other date as may be agreed upon by Dean Witter Distributors Inc. and the
                 Fund (the "Closing Date"). Shares will not be issued and
                 dividends will not be declared by the Fund until after the
                 Closing Date. If any orders received during the initial
                 offering period are accompanied by payment, such payment will be returned unless an accompanying request for investment in a
                 Dean Witter money market fund is received at the time the
                 payment is made. Any purchase order may be cancelled at any time prior to the Closing Date.
-------------------------------------------------------------------------------
Continuous       A continuous offering, if any, will commence within
Offering         approximately two weeks after the Closing Date. During the continuous offering, the minimum initial investment will be
                 $1,000 ($100 if the account is opened through EasyInvest
                 (Service Mark) ) and the minimum subsequent investment will be
                 $100 (see page 14).
-------------------------------------------------------------------------------
Investment       The investment objective of the Fund is long-term growth of
Objective        capital.
-------------------------------------------------------------------------------
Investment       Dean Witter InterCapital Inc., the Investment Manager of the
Manager          Fund, and its wholly-owned subsidiary, Dean Witter Services
                 Company Inc., serve in various investment management,
                 advisory, management and administrative capacities to 101
                 investment companies and other portfolios with net assets
                 under management of approximately $92.5 billion at January 31,
                 1997.
-------------------------------------------------------------------------------
Management Fee   The Investment Manager receives a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets.
-------------------------------------------------------------------------------
Dividends and    Dividends from net investment income, if any, are paid at
Distributions    least annually. Capital gains, if any, are distributed at
                 least annually or retained for reinvestment by the Fund.
                 Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash (see page 21).
-------------------------------------------------------------------------------
Underwriter and  Dean Witter Distributors Inc. (the "Distributor") is the
Distributor      Fund's Underwriter and Distributor. The Distributor receives
and Plan of      from the Fund a distribution fee accrued daily and payable
Distribution     monthly at the rate of 1.0% per annum of the Fund's average daily net assets. This fee compensates the Distributor for the services provided in distributing shares of the Fund and for sales-related expenses. A portion of the 12b-1 fee equal to
                 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of the National
                 Association of Securities Dealers, Inc. ("NASD") guidelines and the remaining portion of the 12b-1 fee is characterized as an asset-based sales charge (see page 14). The Distributor also receives the proceeds of any contingent deferred sales charges (see pages 18-20).
-------------------------------------------------------------------------------
Redemption--     Shares are redeemable by the shareholder at net asset value.
Contingent       An account may be involuntarily redeemed if the total value of
Deferred Sales   the account is less than $100 or, if the account was opened
Charge           through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. Although no
                 commission or sales load is imposed upon the purchase of
                 shares, a contingent deferred sales charge (scaled down from
                 5% to 1%) is imposed on any redemption of shares if after such redemption the aggregate current value of an account with the
                 Fund falls below the aggregate amount of the investor's
                 purchase payments made during the six years preceding the
                 redemption. However, there is no charge imposed on redemption of shares purchased through reinvestment of dividends or
                 distributions (see pages 18-20).
-------------------------------------------------------------------------------

Risk             The net asset value of the Fund's shares will fluctuate with
Considerations   changes in market value of portfolio securities. An investment in the Fund should be considered a long-term holding and
                 subject to all the risks associated with investing in equity securities of companies in growing industries in domestic and foreign markets. The market value of the Fund's portfolio
                 securities and, therefore, the Fund's net asset value per
                 share, will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. It
                 should be recognized that foreign securities and markets in which the Fund may invest pose different and greater risks than those customarily associated with domestic securities and their markets. The Fund may invest in lower-rated convertible and non-convertible fixed-income securities, may enter into repurchase agreements, may purchase securities on a
                 when-issued, delayed delivery or forward commitment basis, may purchase securities on a "when, as and if issued" basis, may lend its portfolio securities and may utilize certain
                 investment techniques including transactions involving stock index futures which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such
                 instruments. An investment in shares of the Fund should not be considered a complete investment program and is not
                 appropriate for all investors. Investors should carefully
                 consider their ability to assume these risks and the risks outlined under the heading "Risk Considerations and Investment
                 Practices" (pages 7-12) before making an investment in the
                 Fund.
-------------------------------------------------------------------------------
Shareholder      Automatic Investment of Dividends and Distributions;
Services         Investment of Distributions Received in Cash; Systematic
                 Withdrawal Plan; Exchange Privilege; EasyInvest (Service
                 Mark); Tax-Sheltered Retirement Plans (see pages 16-18).
-------------------------------------------------------------------------------

 The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur.

Shareholder Transaction Expenses
--------------------------------
Maximum Sales Charge Imposed on Purchases............................................    None
Maximum Sales Charge Imposed on Reinvested Dividends.................................    None
Contingent Deferred Sales Charge
 (as a percentage of the lesser of original purchase price or redemption proceeds) ..    5.0%

    A contingent deferred sales charge is imposed at the following declining rates:

YEAR SINCE PURCHASE
PAYMENT MADE                                                    PERCENTAGE
------------                                                    ----------
First.........................................................     5.0%
Second........................................................     4.0%
Third.........................................................     3.0%
Fourth........................................................     2.0%
Fifth.........................................................     2.0%
Sixth.........................................................     1.0%
Seventh and thereafter .......................................     None

Redemption Fees...........................................................    None
Exchange Fee..............................................................    None
Annual Fund Operating Expenses (as a Percentage of Average Net Assets)
Management Fees+ .........................................................    0.75%
12b-1 Fees* ..............................................................    1.00%
Other Expenses ...........................................................    0.38%
Total Fund Operating Expenses**+ .........................................    2.13%

    Management and 12b-1 Fees are annualized for the current fiscal period of the Fund ending August 31, 1997. "Other Expenses," as shown above, are based upon estimated amounts of expenses of the Fund for the fiscal period ending August 31, 1997, as annualized.

--------------

* The 12b-1 fee is accrued daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and is a payment made to the selling broker for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares").

** "Total Fund Operating Expenses," as shown above, are based upon the sum of 12b-1 Fees, Management Fees and "Other Expenses" which may be incurred by the Fund for the fiscal period ending August 31, 1997, as annualized.

+ The Investment Manager has undertaken to assume all operating expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Management Agreement until such time as the Fund has $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurs first. The fees and expenses disclosed above do not reflect the assumption of any expenses or the waiver of any compensation by the Investment Manager.

EXAMPLE                                                                                           1 YEAR    3 YEARS
-------                                                                                           ------    -------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
 (2) redemption at the end of each time period:.................................................    $72        $97
You would pay the following expenses on the same investment, assuming no redemption:  ..........    $22        $67

    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" and "Plan of Distribution."

    Long-term shareholders of the Fund may pay more in distribution fees than the economic equivalent of the maximum front-end sales charge permitted by the NASD.

THE FUND AND ITS MANAGEMENT
-------------------------------------------------------------------------------

    Dean Witter Market Leader Trust (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on November 4, 1996.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $89.3 billion at January 31, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.2 billion at such date.

    On February 5, 1997, DWDC and Morgan Stanley Group Inc. announced that they had entered into an Agreement and Plan of Merger, with the combined company to be named Morgan Stanley, Dean Witter, Discover & Co. The business of Morgan Stanley Group Inc. and its affiliated companies is providing a wide range of financial services for sovereign governments, corporations, institutions and individuals throughout the world. DWDC is the direct parent of InterCapital and Dean Witter Distributors Inc., the Fund's distributor. It is currently anticipated that the transaction will close in mid-1997. Thereafter, InterCapital and Dean Witter Distributors Inc. will be direct subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Trustees review the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund incurred by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the Fund's net assets.

    The Fund's expenses include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian, auditing fees; and certain legal fees, and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund. The Investment Manager has undertaken to assume all operating expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Investment Management Agreement until such time as the Fund has $50 million in net assets or until six months from the date of the Fund's commencement of operations, whichever occurs first.

INVESTMENT OBJECTIVE AND POLICIES
-------------------------------------------------------------------------------

    The investment objective of the Fund is long-term growth of capital. The objective is a fundamental policy of the Fund and may not be changed without a vote of a majority of the outstanding voting securities of the Fund. There is no assurance that the objective will be achieved. The following policies may be changed by the Board of Trustees without shareholder approval.

    The Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies that, in the opinion of the Investment Manager, are established leaders in their respective fields in growing industries in domestic and foreign markets. The equity securities in which the Fund may invest in include common stocks, preferred stocks and debt or preferred stocks convertible into or exchangeable for common stocks. These companies generally will possess well-recognized proprietary skills or products, will have equity market capitalizations in excess of $1 billion and will be listed on a United States stock exchange (including U.S. dollar-denominated securities such as American Depository Receipts ("ADRs")). Generally these companies will be considered "leaders," in the view of the Investment Manager, if they are nationally-known and have established a strong reputation for quality management, products and services in the United States and/or globally.

    In addition to equity securities of market leader companies, up to 35% of the Fund's total assets may be invested in equity securities or debt securities convertible into or exchangeable for equity securities of other companies, in non-convertible debt securities, including U.S. Government securities and money market instruments, and in rights and warrants. (For a discussion of the risks of investing in each of these securities, see "Risk Considerations and Investment Practices" below.)

    The Investment Manager intends to use both "top down" and "bottom-up" approaches. The "top down" approach seeks to identify growing industries in domestic and foreign markets. Within these industries, the Investment Manager will apply a "bottom-up" fundamental analysis to identify the most attractive securities to purchase, giving particular attention to companies with the following attributes: recognized product and service leadership within its industry, strong financial position (strong financial fundamentals) relative to its peers, strong history of earnings growth or momentum often exceeding consensus analyst expectations, evidence of corporate management's attention to equity structure (evidenced by, among other things, stock buy-backs, the extent to which management exercises stock options or otherwise acquires shares of the company and sound financing decisions) as well as other attributes which the Investment Manager believes are indicators of sustainable long-term growth.

    Fixed-income securities in which the Fund may invest include corporate notes and bonds and obligations issued or guaranteed by the United States Government, its agencies and instrumentalities. The non-governmental debt securities in which the Fund will invest will include: (a) corporate debt securities, including bonds, notes and commercial paper, rated in the four highest categories by a nationally recognized statistical rating organization ("NRSRO") including Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff and Phelps, Inc. and Fitch Investors Service, Inc., or, if unrated, of comparable quality as determined by the Investment Manager; and (b) bank obligations, including CDs, banker's acceptances and time deposits, issued by banks with a long-term CD rating in one of the four highest categories by a NRSRO. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken the capacity of their issuers to make principal and interest pay-ments than would be the case with investments in securities with higher credit ratings. Where a fixed-income security is not rated by a NRSRO, the Investment Manager will make a determination of its creditworthiness and may deem it to be investment grade. If a fixed-income non-convertible security held by the Fund is subsequently downgraded by a rating agency below investment grade, the Fund will sell such securities as soon as practicable without undue market or tax consequences to the Fund. See the Appendix to the Statement of Additional Information for a discussion of ratings of fixed-income securities.

    The U.S. Government securities in which the Fund may invest include securities which are direct obligations of the United States Government, such as United States treasury bills, notes and bonds (including zero coupon bonds), and which are backed by the full faith and credit of the United States; securities which are backed by the full faith and credit of the United States but which are obligations of a United States agency or instrumentality (e.g., obligations of the Government National Mortgage Association); securities issued by a United States agency or instrumentality which has the right to borrow, to meet its obligations, from an existing line of credit with the United States Treasury (e.g., obligations of the Federal National Mortgage Association); and securities issued by a United States agency or instrumentality which is backed by the credit of the issuing agency or instrumentality (e.g., obligations of the Federal Farm Credit System).

    Money market instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the four highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. Such securities may be used to invest uncommitted cash balances.

    There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which up to 100% of its total assets is invested in money market instruments or cash.

    Convertible Securities. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    Up to 20% of the Fund's assets in convertible fixed-income securities can be rated below investment grade or, if unrated, of comparable quality as determined by the Investment Manager. Securities rated below investment grade are the equivalent of high yield, high risk bonds (commonly known as "junk bonds"). The Fund will not invest in convertible fixed-income securities that are in default in payment of principal or interest. In the event that the Fund's investments in convertible securities rated below investment grade, including downgraded convertible securities, constitute more than 20% of the Fund's total assets, the Fund will seek immediately to sell sufficient securities to reduce the total to below the applicable percentage. See "Risk Considerations and Investment Practices" below for a discussion of the risks of investing in lower-rated and unrated fixed-income securities and the Appendix to the Statement of Additional Information for a description of fixed income security ratings.

    The Fund may also purchase and sell futures contracts on stock indexes, may invest in repur-chase agreements, private placements, zero coupon securities and real estate investment trusts, may purchase securities on a when-issued, delayed delivery or forward commitment basis, may purchase securities on a "when, as and if issued" basis, and may lend its portfolio securities, as discussed under "Risk Considerations and Investment Practices" below.

    The Fund reserves the right to seek to achieve its investment objective by converting to a "master/ feeder" fund structure (see "Additional Information").

RISK CONSIDERATIONS AND INVESTMENT PRACTICES

    The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted.

    Foreign Securities. The Fund may invest in foreign securities; provided, however, that not more than 10% of the Fund's total assets may be invested in foreign securities which are not listed on a United States stock exchange. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward foreign currency exchange contracts (described below). The Fund will incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage com-missions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

    Lower Rated or Unrated Convertible Securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege). At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

    A portion of the convertible securities in which the Fund may invest will generally be rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). Fixed-income securities rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics greater than those of more highly rated securities, while fixed-income securities rated Ba or BB or lower by Moody's and Standard & Poor's, respectively, are considered to be speculative investments. The Fund will not invest in convertible securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Investment Manager. The Fund will not invest in debt securities that are in default in payment of principal or interest. The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted barometer of credit risk. However, as the creditworthiness of issuers of lower-rated fixed-income securities is more problematic than that of issuers of higher-rated fixed-income securities, the achievement of the Fund's investment objective will be more dependent upon the Investment Manager's own credit analysis than would be the case with a mutual fund investing primarily in higher quality bonds. The Investment Manager will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security currently held by the Fund or potentially purchasable by the Fund for its portfolio. See the Appendix to the Statement of Additional Information for a discussion of ratings of fixed-income securities.

    Because of the special nature of the Fund's permitted investments in lower rated or unrated convertible securities, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. The prices of lower rated or unrated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated or unrated securities and a corresponding volatility in the net asset value of a share of the Fund.

    Corporate Notes and Bonds. Values and yield of corporate bonds will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of corporate notes and bonds held by the Fund will fall. Securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the debt securities in which it may invest.

    Stock Index Futures Transactions. The Fund may purchase and sell futures contracts on stock indexes such as the Standard & Poor's 500 Composite Stock Price Index, the New York Stock Exchange Composite Index and the Russell 2000 Index. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. Purchase of a futures contract by the Fund may serve as a temporary substitute for the purchase of individual stocks which may then be purchased in an orderly fashion. The Fund will not enter into futures contracts on stock indexes for speculative purposes. The Fund may not enter into futures contracts if immediately thereafter the amount committed to initial margin exceeds 5% of the value of the Fund's total assets. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position, and therefore as much as 100% of the Fund's assets may be subject to such futures contracts. The Fund may close out its position as a buyer or seller of a futures contract only if a liquid secondary market exists for futures contracts of that series. There is no assurance that such a market will exist. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    Futures contracts may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. This risk may particularly apply, given the nature of the Fund's investments in securities of smaller companies rather than larger companies. See the Statement of Additional Information for a further discussion of risks.

    The extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes."

    Investment in Other Investment Vehicles. Under the Investment Company Act of 1940, as amended (the "Act"), the Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. Notwithstanding the foregoing, the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. (See "Additional Information--Master/Feeder Conversion.") Investment in other investment companies or vehicles may be the sole or most practical means by which the Fund can participate in certain foreign markets. Such investment may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and is subject to limitations under the Act and market availability. In addition, special tax considerations may apply. The Fund does not intend to invest in such vehicles or funds unless, in the judgment of the Investment Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of advisory fees with respect to investments in such other investment companies.

    Rights and Warrants. The Fund may acquire rights and/or warrants which are attached to other securities in its portfolio, or which are issued as a distribution by the issuer of a security held in its portfolio. Rights and/or warrants are, in effect, options to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

    Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

    Depository Receipts. The Fund may invest in securities of foreign issuers in the form of ADRs, including ADRs sponsored by persons other than the underlying issuers ("unsponsored ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, issuers of the stock of unsponsored ADRs are not obligated to distribute material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. EDRs are issued by a European bank and GDRs are issued by a foreign bank or trust company and both evidence ownership of the underlying foreign security. Generally, ADRs, in registered form, are designated for use in the United States securities markets, EDRs, in bearer form, are designated for use in European securities markets and GDRs, in bearer form, are designated for use in European and other foreign securities markets.

    When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. See the Statement of Additional Information for additional risk disclosure.

    When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. See the Statement of Additional Information for additional risk disclosure.

    Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    Investment in Real Estate Investment Trusts. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Act.

    Private Placements and Restricted Securities. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise restricted. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

    For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

    Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The assets of the Fund are managed within InterCapital's Growth Group, which manages twenty-seven equity funds and fund portfolios with approximately $12.7 billion in assets as of January 31, 1997. Guy G. Rutherfurd, Jr., Senior Vice President of InterCapital and a member of InterCapital's Growth Group since February, 1997, is the primary portfolio manager of the Fund. Prior to joining InterCapital, Mr. Rutherfurd was Executive Vice President and Chief Investment Officer of Nomura Asset Management (U.S.A.) Inc., from May 1992 to February 1997, and prior thereto was the President of BV Capital Management.

    Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the Investment Manager's opinion strengthen the Fund's position and contribute to its investment objective. Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR. The Fund may incur brokerage commissions on transactions conducted through DWR. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. It is not anticipated that the portfolio trading will result in the Fund's portfolio turnover rate exceeding 100% in any one year. The Fund will incur brokerage costs commensurate with its portfolio turnover rate. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy.

INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

         1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities), except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund (a "Qualifying Portfolio").

         2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in a Qualifying Portfolio.

         3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

UNDERWRITING
-------------------------------------------------------------------------------

    Dean Witter Distributors Inc. (the "Underwriter") has agreed to purchase up to 10,000,000 shares from the Fund, which number may be increased or decreased in accordance with the Underwriting Agreement. The initial offering will run approximately from March 24, 1997 through April 23, 1997. The Underwriting Agreement provides that the obligation of the Underwriter is subject to certain conditions precedent and that the Underwriter will be obligated to purchase the shares on April 28, 1997, or such other date as may be agreed upon by the Underwriter and the Fund (the "Closing Date"). Shares will not be issued and dividends will not be declared by the Fund until after the Closing Date. For this reason, payment is not required to be made prior to the Closing Date. If any orders received during the initial offering period are accompanied by payment, such payment will be returned unless an accompanying request for investment in a Dean Witter money market fund is received at the time the payment is made. Prospective investors in money market funds should request and read the money market fund prospectus prior to investing. All such funds received and invested in a Dean Witter money market fund will be automatically invested in the Fund on the Closing Date without any further action by the investor. Any investor may cancel his or her purchase of Fund shares without penalty at any time prior to the Closing Date.

    The Underwriter will purchase shares from the Fund at $10.00 per share with all proceeds going to the Fund. The Underwriter may, however, receive contingent deferred sales charges from future redemptions of such shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge").

    The Underwriter shall, regardless of its expected underwriting commitment, be entitled and obligated to purchase only the number of shares for which purchase orders have been received by the Underwriter prior to 2:00 p.m., New York time, on the third business day preceding the Closing Date, or such other date as may be agreed to between the parties.

    The minimum number of Fund shares which may be purchased by any shareholder pursuant to this offering is 100 shares. Certificates for shares purchased will not be issued unless requested by the shareholder in writing.

PURCHASE OF FUND SHARES--CONTINUOUS OFFERING
-------------------------------------------------------------------------------

    Dean Witter Distributors Inc. (the "Distributor") will act as the Distributor of the Fund's shares during the continuous offering. Pursuant to a Distribution Agreement between the Fund and the Distributor, an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The minimum initial purchase is $1,000. Minimum subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Market Leader Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value").

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000.

    Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount, if any, does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) the value of short-term debt securities which mature at a date less than sixty days subsequent to valuation date will be determined on an amortized cost or amortized value basis; and (5) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees. Dividends receivable are accrued as of the ex-dividend date. Interest income is accrued daily. Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees.

SHAREHOLDER SERVICES
-------------------------------------------------------------------------------

    Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

    Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

    EasyInvest (Service Mark). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

    Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds to the shareholder will be the designated monthly or quarterly amount.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    Tax-Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Income Fund, Dean Witter Balanced Growth Fund, Dean Witter

Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter collectively referred to in this section as the "Exchange Funds.") Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. Shareholders utilizing the Fund's Exchange Privilege may subsequently re-exchange such shares back to the Fund.

    An exchange to another CDSC fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following day. Subsequent exchanges between any of the money market funds and any of the CDSC funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund acquired in exchange for shares of another CDSC fund having a different CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently re-exchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains invested in shares of an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a CDSC fund (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

    Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and read it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the above Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the other Dean Witter Funds in the past.

    For further information regarding the Exchange Privilege, shareholders should contact their account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-------------------------------------------------------------------------------

    Redemption. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

    Contingent Deferred Sales Charge. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                                                          CONTINGENT DEFERRED
         YEAR SINCE                                          SALES CHARGE
          PURCHASE                                        AS A PERCENTAGE OF
        PAYMENT MADE                                        AMOUNT REDEEMED
        ------------                                        ---------------
First ....................................................         5.0%
Second ...................................................         4.0%
Third ....................................................         3.0%
Fourth ...................................................         2.0%
Fifth ....................................................         2.0%
Sixth ....................................................         1.0%
Seventh and thereafter  ..................................         None

    A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption;
(ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust Company or Dean Witter Trust FSB, each of which is an affiliate of the Investment Manager, serves as Trustee ("Eligible 401(k) Plan"), provided that either: (A) the plan continues to be an Eligible 401(k) Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b)

Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value per share next determined (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed upon repurchase by the Fund, the Distributor, DWR or other Selected Broker-Dealer. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

    Involuntary Redemption. The Fund reserves the right to redeem, upon sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

    Dividends and Distributions. The Fund intends to distribute substantially all of the Fund's net investment income and net realized short-term and long-term capital gains, if there are any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. (See "Shareholder
Services--Automatic Investment of Dividends and Distributions.")

    Taxes. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in its ability to engage in transactions involving futures contracts.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Total return and average annual total return reflect all income earned by the Fund, any appreciation or depreciation of the Fund's assets and all expenses incurred by the Fund for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc. and the S&P 500 Index).

ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

    Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

    Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

    InterCapital provided the initial capital for the Fund by purchasing 10,000 shares of the Fund for $100,000 on December 3, 1996. As of the date of this Prospectus, InterCapital owned 100% of the outstanding shares of the Fund. InterCapital may be deemed to control the Fund until such time as it owns less that 25% of the outstanding shares of the Fund.

Dean Witter Market Leader Trust
Two World Trade Center
New York, New York 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary
and General Counsel

Guy G. Rutherfurd, Jr.
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.



DEAN WITTER
MARKET LEADER TRUST


PROSPECTUS--MARCH 3, 1997